Janus Investment Fund

Janus Adaptive Global Allocation Fund

Supplement dated October 28, 2015

to Currently Effective Prospectuses

Dated October 28, 2015

Until December 11, 2015, when this supplement automatically expires, the following limitation on the use of short sales applies to the Fund:

No more than 10% of the Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit.

Please retain this Supplement with your records.